Employee Benefit Plan	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plan

17. Employee Benefit Plan

The Company has a defined contribution plan offered to all eligible employees, which is qualified under Section 401(k) of the Internal Revenue Code. The Company currently provides a matching contribution. Matching contributions are based on a formula which provides for a dollar-for-dollar matching contribution of the employee’s 401(k) contribution up to 3% of eligible pay plus a 50% matching contribution on the employee’s 401(k) contribution between 3% and 5% of eligible pay. Each participant is 100% vested in elective contributions and the Company’s matching contribution. The Company provided 401(k) matching contributions for the years ended December 31, 2013, 2012 and 2011 were $294,000, $229,000 and $190,000, respectively.